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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

Commission file number 0-17690

                   Krupp Insured Mortgage Limited Partnership
             (Exact name of registrant as specified in its charter)

          Massachusetts                                    04-3021395
(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)

One Beacon Street, Boston, Massachusetts         02108
(Address of principal executive offices)       (Zip Code)

                                 (617) 523-0066
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

SEC 873 (6-03)    Potential persons who are to respond to the collection of
                  information contained in this form are not required to respond unless the form displays a currently valid OMB control number.


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

Item 5.     Other Events and Regulation FD Disclosure

            Terminating Capital Transaction Distribution

            The Partnership completed the process of winding up its business during the fourth quarter of 2003. Upon the occurrence of a Terminating Capital Transaction, as defined in the Partnership Agreement, the Partnership Agreement provides that such losses, which were approximately $287,000, were to be allocated first to the Limited Partners and General Partners to the extent of any then existing positive account balances (or, if the amount would be insufficient to reduce those positive capital account balances to zero, then in proportion to any positive account balances). As of December 31, 2002, the General Partners had deficit account balances of approximately $459,000 and the Limited Partners had positive account balances of approximately $32,168,000. Therefore, all estimated losses from the Terminating Capital Transaction were allocated, for tax purposes, to the Limited Partners to reduce their positive capital accounts. Subsequent to this allocation, the General Partners had a remaining deficit balance in their capital accounts of $497,465, which included current year distributions. This amount was contributed to the Partnership by the General Partners on December 22, 2003, and was included with other amounts available for distribution from the Terminating Capital Transaction and was distributed to the Limited Partners on December 30, 2003 in a final liquidating distribution of approximately $0.29 per Limited Partner interest.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                Krupp Insured Mortgage Limited Partnership
                                               (Registrant)


                                BY: /s/ Alan Reese
                                    ---------------------------------------
                                    Alan Reese
                                    Vice-President (Chief Accounting Officer) of
                                    the Krupp Corporation, a General Partner of
                                    the Registrant

Date: January 16, 2004


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